Prospectus Supplement	January 27, 2017

Putnam Retirement Income Fund Lifestyle 2
Prospectus dated December 30, 2016

At a meeting held on January 27, 2017, the Board of Trustees of Putnam Retirement Income Fund Lifestyle 2 (the “Fund”) approved a plan to liquidate the Fund upon recommendation by Putnam Investment Management, LLC, the Fund’s investment adviser. The liquidation of the Fund is expected to occur on or about February 27, 2017 (the “Liquidation Date”).

Effective as of February 13, 2017, the Fund will be closed to new purchases, other than the reinvestment of dividends, in anticipation of the liquidation. Shareholders can redeem their shares from the Fund at any time on or before the close of business on February 27, 2017 (the “Record Date”) at the then-current net asset value.

On the Liquidation Date, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of the Record Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of the Fund, who have not previously redeemed all of their shares or exchanged their Fund shares of another Putnam fund.

Shareholders should consult their tax advisors about the tax implications of the liquidation of the Fund.

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